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                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement Post-Effective Amendment No. 1 on Form S-8 to Form S-4 of The Walt Disney Company of our report dated November 19, 1998 relating to the financial statements appearing in The Walt Disney Company's Annual Report on Form 10-K, as amended, for the year ended September 30, 1998.


PricewaterhouseCoopers LLP
Los Angeles, California
November 18, 1999